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                                                         SEC File Nos. 033-02610
                                                                       811-04550

                               THE MAINSTAY FUNDS

                                MAINSTAY MAP FUND

                       SUPPLEMENT DATED SEPTEMBER 19, 2002
                                     TO THE
                          PROSPECTUS DATED MAY 1, 2002

This Supplement updates certain information contained in the above-dated Prospectus ("Prospectus") of The MainStay Funds ("Trust") regarding the MainStay MAP Fund ("MAP Fund"). You may obtain a copy of the Prospectus and/or the SAI, free of charge, by writing to the Trust at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

At a meeting held on September 9, 2002, the Board of Trustees of the Trust approved an amendment to the current sub-advisory agreement between New York Life Investment Management LLC ("NYLIM") and Markston International LLC ("Markston") (the "Amended Markston Agreement"). Under the Amended Markston Agreement, Markston will manage a portion of the assets of the MAP Fund, as designated by NYLIM from time to time.

At the same meeting, the Board also approved an additional subadviser to the MAP Fund, Jennison Associates LLC ("Jennison"), to manage the remaining portion of the MAP Fund's assets. The new sub-advisory agreement between NYLIM and Jennison approved by the Board (the "Jennison Sub-Advisory Agreement") provides for substantially the same terms and conditions, including the same fee rate, as the Amended Markston Agreement.

The Board and NYLIM believe that the addition of a second subadviser to manage a portion of the MAP Fund's assets may enhance the performance of the Fund consistent with its current investment objectives and strategies. The total subadvisory fee payable by NYLIM under the proposed arrangements would not increase, nor would the advisory fee payable by the Fund to NYLIM. Both subadvisers would manage the MAP Fund subject to the oversight of NYLIM and the Board.

The Jennison Sub-Advisory Agreement, together with the Amended Markston Agreement, will both become effective upon the approval of the MAP Fund's shareholders. A special meeting of shareholders for the purpose of voting on the Amended Markston Agreement and the Jennison Sub-Advisory Agreement is expected to be held on or about November 22, 2002.


            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.